UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2010

Eclipsys Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24539	65-0632092
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Ravinia Drive, Atlanta, Georgia		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 847-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.07	Submission of Matters to a Vote of Security Holders

A special meeting of stockholders of Eclipsys Corporation (“Eclipsys”) was held on August 13, 2010 (the “Special Meeting”). The Special Meeting was held in order to vote upon the following proposals set forth in a definitive joint proxy statement/prospectus/information statement filed with the SEC on July 14, 2010: (i) to adopt the Agreement and Plan of Merger, dated as of June 9, 2010, by and among Eclipsys, Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”), and Arsenal Merger Corp., a wholly owned subsidiary of Allscripts formed for purposes of the merger (the “Merger Agreement”) and (ii) to adjourn the special meeting, if necessary, to solicit additional proxies in the event that there were not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

At the Special Meeting, the proposal to adopt the Merger Agreement was approved by the requisite vote of Eclipsys’ stockholders. The vote to approve the adjournment of the Special Meeting was not required. Set forth below is the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the proposal to adopt the Merger Agreement.

Proposal: Adoption of the Merger Agreement

For	Against	Abstain	Broker Non-Votes

47,943,722	118,643	17,478	0

8.01	Other Events

Allscripts and Misys Shareholder Approvals

In connection with the Special Meeting disclosed under Item 5.07 of this Form 8-K, on August 13, 2010, Eclipsys issued a press release announcing that (i) at the Special Meeting Eclipsys stockholders adopted the Merger Agreement and (ii) at the special meeting of the stockholders of Allscripts held on August 13, 2010, Allscripts’ stockholders voted to approve the issuance of shares of Allscripts common stock to the stockholders of Eclipsys pursuant to the Merger Agreement.

At a general meeting of the shareholders of Misys plc (“Misys”) held on August 13, 2010, the Misys shareholders approved, among other things, the transactions (the “Coniston Transactions”) contemplated by the previously announced Framework Agreement dated June 9, 2010 by and among Allscripts, Misys and Eclipsys (solely as a third party beneficiary of certain provisions therein), as amended on July 26, 2010 (the “Framework Agreement”).

The closing of the transactions contemplated by the Merger Agreement remain subject to the fulfillment or waiver of certain closing conditions that have not yet been satisfied, including (i) the sale of no fewer than 25 million shares of Allscripts common stock in a public offering at a public offering price of no less than $16.50 per share, (ii) the completion of a buyback from Misys of additional Allscripts shares owned by Misys, which is contingent upon the completion of the financing contemplated by the previously announced commitment letter entered into by and among Allscripts, JPMorgan Chase Bank, N.A., Barclays Bank PLC, UBS Loan Finance LLC and certain of their affiliates and (iii) other customary closing conditions, including the absence of a material adverse effect with respect to Allscripts or Eclipsys.

A copy of the joint press release issued by Allscripts and Eclipsys announcing such approvals is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the proposed merger between Eclipsys and Allscripts, the proposed total number of shares to be sold, the per share price of such shares, and purchasers in, the secondary offering of Allscripts shares, the anticipated benefits of the proposed transaction, including future financial and operating results, the strategic opportunities available to the combined company, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Allscripts, Eclipsys or the combined company or the proposed transaction.

Such risks, uncertainties and other factors include, among other things: any conditions or contingencies imposed in connection with the proposed merger; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the market factors that could affect the total number of shares and the per share price of the shares sold in the secondary offering of Allscripts shares; the failure of ValueAct Capital to purchase shares of Allscripts in the secondary offering; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the contemplated financing is unavailable; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties. See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2010 and December 31, 2009, respectively, the definitive joint proxy statement/prospectus/information statement mailed by Allscripts and Eclipsys to their respective stockholders on or about July 15, 2010, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to Allscripts’ and Eclipsys’ respective businesses. The statements herein speak only as of their date and neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release Announcing Stockholder Approval, dated August 13, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSYS CORPORATION

Date: August 13, 2010	By:	/S/ BRIAN W. COPPLE
Brian W. Copple
Chief Legal Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Announcing Stockholder Approval, dated August 13, 2010